Exhibit 99.2

         Certifications Pursuant to Rules 13a-14 and 15d-14 of the 1934
                            Securities Exchange Act

CERTIFICATION:

I, John R. Loyack, certify that:

     1. I have reviewed this current report on Form 8-K of PNM Resources, Inc. and Public Service Company of New Mexico;

     2. Based on my knowledge, this current report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this current report;

     3. Based on my knowledge, the financial statements, and other financial information included in this current report, fairly present in all material respects the financial condition, results of operations and cash flows of each registrant as of, and for, the periods presented in this current report;


     4. Each registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for such registrant and we have:

               a) designed such disclosure controls and procedures to ensure that material information relating to such registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this current report is being prepared;

               b) evaluated the effectiveness of such registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this current report (the "Evaluation Date"); and

               c) presented in this current report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

     5. Each registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to such registrant's auditors and the audit committee of such registrant's board of directors (or persons performing the equivalent function):

               a) all significant deficiencies in the design or operation of internal controls which could adversely affect such registrant's ability to record, process, summarize and report financial data and have identified for such registrant's auditors any material weaknesses in internal controls; and

               b) any fraud, whether or not material, that involves management or other employees who have a significant role in such registrant's internal controls; and

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     6.        Each registrant's other certifying officers and I have indicated
               in this current report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


June 12, 2003




/s/ John R. Loyack
----------------------------------
John R. Loyack,
Senior Vice President and
Chief Financial Officer


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